Confidential Materials omitted and filed separately with the Securities and Exchange Commission.

Three asterisks denote omissions.

Exhibit 10.13

KNOW-HOW ASSIGNMENT AGREEMENT

THIS KNOW-HOW ASSIGNMENT AGREEMENT (“Agreement”) is made and entered into as of March 28, 2008 (the “Effective Date”), by and between (i) a California corporation that will be known as Trivascular 2, Inc. (after a name change to occur shortly after the Effective Date), is currently known as Boston Scientific Santa Rosa Corp. and was previously known as TriVascular, Inc. (“TV2”), and (ii) Boston Scientific Scimed, Inc., a Minnesota corporation (“Boston”). TV2 and Boston are each referred to herein individually as a “Party,” and collectively as the “Parties.”

RECITALS

WHEREAS, (i) BOSTON SCIENTIFIC CORPORATION, a Delaware corporation, (ii) BOSTON SCIENTIFIC SCIMED, INC., a Minnesota corporation, and (iii) TV2 HOLDING COMPANY, a Delaware corporation (“Buyer”) have entered into that certain Stock Purchase Agreement dated as of the Effective Date (“Purchase Agreement”) pursuant to which, on the Effective Date, Buyer purchased all of the outstanding shares of capital stock of TV2;

WHEREAS, pursuant to the foregoing transaction, Boston has agreed to transfer and assign certain know-how to TV2 and to license certain related know-how to TV2 for use in EVAR (defined below), all in accordance with the terms and conditions contained in this Agreement;

WHEREAS, TV2 has obtained additional intellectual property rights from Boston and/or its Affiliates as a result of that certain Nonexclusive License Agreement and Covenant Not to Sue dated as of the Effective Date (“License and Covenant Agreement”); and

WHEREAS, Boston and TV2 have entered into that certain License Agreement by and between the Parties dated as of the Effective Date (“License Agreement”), pursuant to which, as of the Effective Date, TV2 is granting certain licenses to Boston under intellectual property owned by TV2, including patents arising from know-how assigned under this Agreement, all as more fully set forth in the License Agreement.

NOW, THEREFORE, in consideration of the foregoing and the covenants and promises contained herein, the Parties agree as follows:

ARTICLE 1

DEFINITIONS

The following terms, when used herein, have the meanings set forth below.

1.1 “Affiliate” means, with respect to the Person to which it refers, another Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with, such first Person. For this purpose, “control” means the ownership of fifty percent (50%) or more of the voting securities entitled to elect the directors or management of the Person, or the actual power to elect or direct the management or policies of the Person by law, contract, or otherwise.

1.2 “Assigned Know-How” means all Know-How that is disclosed in the Existing TV Documents and, in the case of the documentation referred to in item 1 of Exhibit A (the laboratory notebooks), was developed by or on behalf of any of the people referred to in Exhibit A in connection with Trivascular’s EVAR program, but excluding the *** Know-How. The Parties acknowledge and agree that the Existing TV Documents may contain information or Know-How that is not related to Trivascular’s EVAR program or is part of a general Boston system (for example, Boston’s quality system) or process and that such information or Know-How is not Assigned Know-How. To avoid doubt, the foregoing sentence does not refer to Know-How in item 1 of Exhibit A that was developed by the people referred to in Exhibit A in connection with Trivascular’s EVAR program, that happens to have broader applicability than that program. For purposes of this definition, “Trivascular” means Boston Scientific Santa Rosa Corp., a California corporation, formerly Trivascular Inc., a California corporation.

1.3 “Controlled” means, with respect to a particular item of Know-How or particular Patent, that the applicable Party owns or otherwise has the ability to grant to the other Party access to and a license or sublicense (as applicable) under such item of Know-How or Patent as provided for in this Agreement without breaching the terms of any existing (as of the Effective Date) agreement with any third party.

1.4 “Cover” means with respect to a particular item and a particular Patent or item of Know-How, that such Patent or Know-How claims or covers, in any of the countries of manufacture, use, and/or sale: (a) the composition of such item, any of its ingredients or formulations or any product containing or that is made using such item (by virtue of such product containing or being made using such item); (b) a method of making or using any of the foregoing things referred to in (a) (including methods of administration); and/or (c) an item used or present in the manufacture of any of the foregoing things referred to in (a).

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

1.5 “EVAR” means endovascular repair of aneurysms, dissections and/or trauma for aortic, thoracic and/or iliac blood vessels.

1.6 “Existing Assigned Know-How Invention” means an invention that is included in the Assigned Know-How.

1.7 “Existing Assigned Know-How Invention Application” means any Patent that claims an Existing Assigned Know-How Invention.

1.8 “Existing TV Documents” means the documents listed in Exhibit A.

1.9 “***” means ***, with an address at ***.

1.10 “*** Know-How” means all Know-How assigned from Boston to *** pursuant to the *** Purchase Agreement that, if not for such assignment, would otherwise be within the definition of Assigned Know-How (except for the *** Know-How exclusion associated with such definition). *** Know-How means no Know-How at all, however, if the transaction under the *** Purchase Agreement does not ultimately close.

1.11 “*** Know-How Patents” means all Patents, if any, claiming any *** Know-How, solely to the extent that Boston has rights to such Patents and to the extent that such Patents are Controlled by Boston or any of its Affiliates.

1.12 “*** Purchase Agreement” means that certain agreement by and between *** and Boston dated prior to the Effective Date, pursuant to which *** agreed to purchase Boston’s cardiac surgery and vascular surgery divisions.

1.13 “Intellectual Property fights” means intellectual property or proprietary rights of any description including (a) rights in any patent, patent application, including any provisionals, continuations, divisionals, continuations-in-part, extensions, renewals, reissues, revivals and reexaminations, any national phase PCT applications, any PCT international applications, and all foreign counterparts of any of the foregoing, (b) rights in any copyright, industrial design, URL, domain name, trademark, service mark, logo, trade dress or trade name, (c) related registrations and applications for registration, (d) trade secrets, moral rights or publicity rights, (e) inventions, discoveries, improvements, know-how, techniques, methodologies, designs or data, whether or not patented, patentable, copyrightable or reduced to practice, and (f) goodwill related to any of the foregoing.

1.14 “Know-How” means any and all non-public data, instructions, methods (including analytical methods), processes (including manufacturing processes), formulae,

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

materials, expert opinions, information (chemical, physical, analytical, and manufacturing) and inventions. Notwithstanding the foregoing, Know-How shall not include clinical data and regulatory information from clinical trials for which Boston or any of its Affiliates was the sponsor, and not either (1) originating with Trivascular Inc., a California corporation, prior to its acquisition by Boston, or (2) developed by the people listed in Exhibit A and used exclusively in the EVAR programs of Boston Scientific Santa Rosa Corp., a California corporation, formerly Trivascular Inc., a California corporation.

1.15 “Licensed Product” means any product, part or other material, process or service, the identification, discovery, research, development, production, use, marketing, offer for sale, distribution, import, export or sale of which, absent the license granted pursuant to this Agreement, would constitute a misappropriation of the *** Know-How or an infringement of any of the *** Know-How Patents.

1.16 “Patent” means any patent application or patent, including all of the following kinds: provisional, converted provisional (or regular), divisional, continuation, continuation-in-part, and substitution applications; and regular utility, re-issue, re-examination, renewal and extended patents (including Supplementary Protection Certificates).

1.17 “Person” means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, unincorporated organization, governmental entity or other entity.

ARTICLE 2

ASSIGNMENT

2.1 Assignment. Boston, on behalf of itself and its Affiliates, hereby irrevocably, perpetually and forever assigns and conveys to TV2 the entire right, title and interest in and to the Assigned Know-How, together with all powers, privileges, benefits, causes of action, remedies, and other rights relating to, appertaining to and/or associated with the Assigned Know-How. Such assignment is effective as of the Effective Date. TV2 hereby accepts such assignment.

2.2 Specific Rights and Privileges. As owner of the Assigned Know-How, TV2 shall have, and the assignment and conveyance pursuant to Section 2.1 includes, the following specific rights and privileges:

(a) Except as provided in Article 3 and except as provided in the License Agreement, TV2 shall have the sole and exclusive right, but not the duty, to file Patent applications and prosecute and maintain such Patent applications and Patents issuing therefrom, in all cases arising from the Assigned Know-How worldwide.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

(b) Except as provided in the License Agreement, TV2 shall have the sole and exclusive right, but not the duty, to maintain and enforce the Assigned Know-How (and any Patents arising from the Assigned Know-How) worldwide.

(c) Except as provided in the License Agreement, TV2 shall have the sole and exclusive right, but not the duty, to grant licenses (which licenses may include the right to grant sublicenses) under the Assigned Know-How and Patents arising from the Assigned Know-How and to collect and retain royalty and/or other payments for such licenses.

(d) Except as provided in the License Agreement, TV2 shall have the sole and exclusive right, but not the duty, to sue on the Assigned Know-How and Patents arising from the Assigned Know-How, and to collect all damages and profits for any past, present and/or future infringements thereof.

2.3 Further Documentation to Perfect and record. Boston shall further execute and deliver to TV2 and/or its representatives all other documents and instruments, to be prepared by TV2, as are reasonably necessary for TV2 to prosecute, perfect, record and/or enforce any of the rights, including assignment rights, that are granted to it under this Agreement, promptly after requested by TV2. Boston shall use reasonable efforts to cause its and its Affiliates’ then-current employees and consultants who are named inventors on any of the Existing Assigned Know-How Invention Applications to do the same. With respect to each then-former employee and/or consultant who is a named inventor on any of the Existing Assigned Know-How Invention Applications (subject to applicable law and redacted as needed to comply with confidentiality restrictions), Boston shall provide to TV2 promptly (within thirty (30) days after requested in writing) copies of any agreements between Boston (or its Affiliate) and such person containing assignment and/or confidentiality obligations with respect to the Existing Assigned Know-How and/or the Existing Assigned Know-How Applications and reasonable assistance for TV2 to exercise Boston’s (or its Affiliate’s) rights under such agreements (at TV2’s expense on a purely pass-through basis with no markup).

ARTICLE 3

PATENT FILINGS

3.1 Filing Restrictions on Existing Know-How Inventions. The precise content of the Know-How that is currently *** Know-How is not known to the Parties, but the subject matter areas in which there is no *** Know-How are known. The Parties

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

desire that TV2 be able to file Existing Assigned Know-How Invention Applications on Existing Know-How Inventions in subject matter areas where there is not *** Know-How, but not in areas where there may be *** Know-How. Accordingly, the Parties agree as follows:

(a) TV2 shall be entitled, at its discretion, to file Existing Assigned Know-How Invention Applications that Cover the following categories of subject matter:

(i) Designs for EVAR devices (i.e. device inventions that are characterized by and/or directed to the devices by virtue of their architecture);

(ii) Fill materials, including polymers used as fill materials, for EVAR devices (or fill materials, including polymers, for components of EVAR devices) (and/or the composition, manufacture and/or use of such fill materials (including polymers used as fill materials));

(iii) Devices used to deliver EVAR devices (or components thereof) (including the composition and/or use of such devices used to deliver EVAR devices) and

(iv) The manufacturing methods specifically set forth in Exhibit B.

(b) Except as provided in Section 3.1(a), TV2 shall not file Existing Assigned Know-How Invention Applications or otherwise take any actions that results in the public disclosure of Assigned Know-How, except as may be required to comply with law, governmental rule, or governmental regulation (including in relation to FDA filings and related disclosure obligations). To avoid doubt, Boston (and its Affiliates) shall not be entitled to knowingly file the Existing Assigned Know-How Applications that TV2 is not entitled to file.

3.2 Filing on New Inventions. Nothing in this Agreement shall limit TV2’s ability to (a) prosecute and maintain any Patents that are assigned to TV2 pursuant to the Purchase Agreement and that have been filed as of the Effective Date; and/or (b) file Patent applications on inventions by TV2 personnel invented after the Effective Date as may otherwise exist absent this Agreement.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

ARTICLE 4

LICENSE AND COVENANT

4.1 License Grant. Boston and its Affiliates hereby grant to TV2, and TV2 hereby accepts, an irrevocable, worldwide, royalty-free, fully paid-up, non-exclusive sublicense, including the right further to sublicense (solely in a manner that complies with Section 4.2), under all of Boston’s rights and interests (including licenses) in, to and under the *** Know-How, and the *** Know-How Patents, to the extent necessary or useful to develop, have developed, make, have made, use, have used, distribute, promote, market, offer for sale, sell, have sold, import and export Licensed Products, solely within EVAR.

4.2 Sublicenses. TV2 shall be entitled to grant sublicenses under its sublicense of Section 4.1 through one (1) or more tiers of sublicensees without the need to obtain consent from Boston, provided that (i) such sublicenses are limited to EVAR, (ii) TV2 shall notify Boston in writing of all such sublicenses and TV2 shall enter into a written agreement with each such sublicensee; (iii) TV2 shall include in each such sublicense agreement provisions at least as protective of Boston as the terms and conditions of this Agreement; and (iv) any and all sublicense agreements shall expressly provide that they shall terminate automatically upon the expiration or termination of the license granted to TV2 herein.

4.3 Reservation of Rights. Except as expressly set forth herein, this Agreement does not grant to TV2 any right, title, interest, ownership or license, by implication, estoppel or otherwise, to any Intellectual Property Rights of Boston, including any license rights outside of EVAR to the *** Know-How.

4.4 Termination of Sublicense. The sublicense granted to TV2 in accordance with Section 4.1 shall automatically terminate upon the expiration or termination of the license agreement between Boston and *** under which *** granted a license to Boston to the *** Know-How. Boston shall use commercially reasonable efforts to maintain its license from *** with respect to the *** Know-How and *** Patents in full force and effect, and shall not take any action (or fail to take any action) that would give rise to ***’s right to terminate such license, but excluding any such action (or inaction) that is caused by TV2’s failure to comply with Section 4.2 or Article 6. If Boston or its Affiliate receives any notice from *** that Boston or its Affiliates have committed any act (or omission) that would allow *** to terminate such license, Boston shall promptly disclose such notice to TV2.

4.5 Covenant. Notwithstanding Boston’s non-exclusive license rights to the *** Know-How, Boston agrees and covenants that (a) it and its Affiliates shall not use such *** Know-How in conjunction with the manufacture, use, or sale of products

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

within any of (i) the AAA Product Class, (ii) the Thoracic Product Class, and (iii) Adjunctive Product Class — but excluding thoracic cuffs not labeled for use as a component of the AAA Product Class or Thoracic Product Class — with each term having the meaning as defined (or described) in Exhibit B of the License and Covenant Agreement, and (b) Boston and its Affiliates shall not grant any license (or similar right) under the *** Know-How to any third party to do any of the things described in (a).

ARTICLE 5

REPRESENTATIONS; WARRANTIES

5.1 Reciprocal Representations and Warranties. Each Party hereby represents and warrants to the other Party that as of the Effective Date the representing and warranting Party has the full legal right, power and authority to enter into and perform this Agreement; that this Agreement has been authorized by all requisite action within such representing and warranting Party; and that this Agreement is legally binding upon such representing and warranting Party.

5.2 Boston Representations and Warranties. Boston represents and warrants to TV2, and covenants with TV2, as follows:

(a) Boston as of the Effective Date has a non-exclusive license, with the right to grant a sublicense of the scope and as otherwise provided for in this Agreement, to the *** Know-How.

(b) There are as of the Effective Date no outstanding liens, security interests, pledges, charges, mortgages, restrictions, interests, licenses, covenants not to sue, and/or encumbrances burdening any of the Assigned Know-How.

(c) The *** Know-How transferred to *** pursuant to the *** Purchase Agreement was limited to Know-How necessary for the manufacture, use, or sale of certain Boston products existing prior to the effective date of the *** Purchase Agreement, the rights in which were transferred to *** under the *** Purchase Agreement without restriction to its use by ***. None of such products are indicated for EVAR.

(d) Boston’s license from *** with respect to the *** Know-How is non-exclusive, and not exclusive in any area.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

ARTICLE 6

INDEMNIFICATION

6.1 By Boston. Boston will defend, indemnify and hold harmless TV2 and its subsidiaries, parent corporations, affiliates, officers, directors, partners, employees, agents, successors and assigns (collectively, the TV2 Indemnitees) from and against any claim, suit, demand, loss, damage, expense (including reasonable attorney’s fees of indemnitee(s) and those that may be asserted by a third party) or liability (collectively, Losses) suffered by or imposed upon the TV2 Indemnitee(s) by any third party (unaffiliated with the TV2 Indemnitees) arising from or related to: (i) any breach of Boston’s representations, warranties or covenants under this Agreement; and (ii) any gross negligence or intentional misconduct by Boston (or its agents, consultants or employees) in performing its obligations under this Agreement. The foregoing indemnification action shall not apply in the event and to the extent that a court of competent jurisdiction determines that such Losses arose as a result of any TV2 Indemnitee’s gross negligence, intentional misconduct or intentional breach of this Agreement.

6.2 By TV2. TV2 will defend, indemnify and hold harmless (i) Boston and its subsidiaries, parent corporations, affiliates, officers, directors, partners, employees, agents, successors and assigns (collectively, the Boston Indemnitees), on the one hand, and (ii) *** and its subsidiaries, parent corporations, affiliates, officers, directors, partners, employees, agents, successors and assigns (collectively, the *** Indemnitees), on the other hand from and against any Losses suffered by or imposed upon the Boston Indemnitee(s) and/or the *** Indemnitees by any third party (unaffiliated with the Boston Indemnitees and unaffiliated with the *** Indemnitees) arising from or related to: (i) any breach of TV2’s representations, warranties or covenants under this Agreement; (ii) the use, promotion, sale or distribution of Licensed Products by or on behalf of TV2; and (iii) any gross negligence or intentional misconduct by TV2 (or its agents, consultants or employees) in performing its obligations under this Agreement. The foregoing indemnification action shall not apply in the event and to the extent that a court of competent jurisdiction determines that such Losses arose as a result of any Boston Indemnitee’s or *** Indemnitee’s gross negligence, intentional misconduct or intentional breach of this Agreement.

6.3 Procedure. To receive the benefit of the foregoing indemnities the Person seeking indemnification (the Indemnitee) must promptly notify the other party (the Indemnifying Party) in writing of a claim or suit and provide reasonable cooperation (at the Indemnifying Party’s expense) and tender to the Indemnifying Party full authority to defend or settle the claim or suit. The Indemnifying Party has no obligation to indemnify the Indemnitee in connection with any settlement made without the Indemnifying Party’s written consent. The Indemnifying Party may not settle such claim or suit without the

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

consent of the other party, which consent shall not be unreasonably withheld or delayed, provided, however, that such consent is not required so long as such settlement includes an unconditional release of the Indemnitee. The Indemnitee has the right to participate at its own expense in the claim or suit and in selecting counsel therefor. The Indemnitee shall cooperate with the Indemnifying Party, as reasonably requested, at the Indemnifying Party’s sole cost and expense.

6.4 Limitation of Liability. EXCEPT FOR AMOUNTS PAYABLE WITH RESPECT TO THIRD PARTY INDEMNIFICATION CLAIMS UNDER SECTION 6.1, NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR LOST PROFITS OR FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, PUNITIVE OR EXEMPLARY DAMAGES IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, HOWEVER CAUSED, UNDER ANY THEORY OF LIABILITY.

6.5 No Duplication. Notwithstanding anything herein to the contrary, each party shall not be entitled to make a claim for indemnification under both this Agreement and the Purchase Agreement with respect to the same damages that are related to or arise, directly or indirectly, out of a particular event, circumstance or loss.

ARTICLE 7

MISCELLANEOUS

7.1 Consideration. Beyond the consideration set forth in the Purchase Agreement (and subject to the License Agreement), TV2 shall not currently or in the future owe any further consideration to Boston for or in respect of TV2’s exercise of the rights assigned or licensed to TV2 hereunder.

7.2 Bankruptcy. Boston agrees that the rights to the *** Know-How licensed by Boston to TV2 as set forth herein constitute “intellectual property” as defined in Section 101(35A) of the Bankruptcy Code and that the Agreement shall be governed by Section 365(n) of the Bankruptcy Code. If Boston voluntarily or involuntarily becomes subject to the protection of the Bankruptcy Code, and Boston or the trustee in bankruptcy rejects the Agreement under Section 365 of the Bankruptcy Code, TV2 shall have the right to: (a) treat the Agreement as terminated; or (b) retain TV2’s rights under the Agreement, specifically including, without limitation, the right to exercise its rights granted therein to the *** Know-How.

7.3 Confidentiality. Article 8 of the License Agreement, and any supporting definitions, shall apply to information exchanged under this Agreement as if exchanged in connection with activities under Article 5 of the License Agreement (and with the

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

Assigned Know-How being deemed Confidential Information of TV2), as if all sections contained in such Article 8 were set forth herein in their entireties.

7.4 Additional and Miscellaneous Provisions (Including Rules of Interpretation). Article 9 of the License Agreement, and any definitions supporting such Article, shall apply to this Agreement as if all sections contained in such Article 9 were set forth herein in their entireties.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

IN WITNESS WHEREOF, the Parties have executed this Agreement by their respective authorized representatives as of the date first set forth above.

TV2, a California corporation that will be known as Trivascular 2, Inc. (after a name change to occur shortly after the Effective Date), is currently known as Boston Scientific Santa Rosa Corp. and was previously known as -TriVascular, Inc.		Boston Scientific Scimed, Inc.

By:	/s/ Michael Chobotov	By:	/s/ Paul LaViolette
Name:	Michael Chobotov	Name:	Paul LaViolette
Title:	Chief Executive Officer	Title:	CEO and President

[Signature Page to Know-How Assignment Agreement]

EXHIBIT A

Assigned Know-How

DOCUMENTS:

1. Laboratory notebooks of the people listed below during their employ with Boston Scientific Santa Rosa Corp., a California corporation, formerly Trivascular Inc., a California corporation.

2.*** documents specifically related to the TriVascular EVAR program and residing electronically on the TriVascular file servers and/or in the BSC PDM documents for the TriVascular programs, or residing as hardcopy in the 1910 Brickway Blvd facility, but excluding any information developed by Boston or its Affiliates outside of TriVascular’s EVAR program, and subject to the exclusions of the last sentence of the definition of “Know-How” in the body of this Agreement.

3. Regulatory files and documentation associated with TriVascular’s ***

PEOPLE:

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*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

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*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

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EXHIBIT B

MANUFACTURING METHODS FOR PERMITTED PATENT FILINGS

1) *** technology, specifically limited to the following:

-use of *** onto which *** or any combination of these are ***

-***

- ***

- using *** such as ***

- control of ***

- *** including use of ***

2) ***, specifically limited to the following:

- methods of *** employing ***

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

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